SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material under §240.14a-12

Slide Insurance Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2026 Annual Meeting of Stockholders

On behalf of the Board of Directors and management of Slide Insurance Holdings, Inc., we cordially invite you to attend the 2026 Annual Meeting of Stockholders (“Annual Meeting”) to be held on June 10, 2026, at 10:00 a.m. (Eastern Time) in person at the law offices of Greenberg Traurig, LLP at One Vanderbilt Avenue, New York, NY 10017. You will be able to participate, submit questions and vote your shares at the Annual Meeting. At the Annual Meeting, you will be asked to:

1.
Elect three directors, Robert Gries, Andrew Wright and Beth W. Bruce, each for a three-year term expiring at the 2029 Annual Meeting of Stockholders; and
2.
Ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. These matters are more fully discussed in the accompanying proxy statement. Our Board of Directors is soliciting proxies from stockholders who wish to vote at the Annual Meeting. Only stockholders of record as of the close of business on April 20, 2026, may vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please vote using the Internet, by telephone or by mail, in each case, by following the instructions in our proxy statement. Stockholders who execute a proxy may nevertheless attend the Annual Meeting, revoke their proxy, and vote their shares during the Annual Meeting.

Bruce Lucas

Chairman of the Board

We mailed the Notice of Internet Availability of Proxy Materials (the "Notice") for the Annual Meeting containing instructions on how to access our proxy statement and annual report for the year ended December 31, 2025 on or about April 28, 2026.

Our proxy statement and annual report are available online at www.proxyvote.com.

VOTING METHODS

You may vote by proxy whether or not you attend the Annual Meeting. To vote by proxy, you have a choice of voting using the Internet, by telephone or by mail using a traditional proxy card.

INTERNET Visit www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction card.

TELEPHONE

Call 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717

Slide Insurance Holdings, Inc.

4221 W. Boy Scout Blvd. Suite 200

Tampa, Florida 33607

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

2026 Annual Meeting of Stockholders

Date and Time June 10, 2026 10:00 a.m. (Eastern Time)	Place Greenberg Traurig, LLP One Vanderbilt Avenue, New York, NY 10017	Record Date April 20, 2026

Voting Matters and Board Recommendations

Stockholders will be asked to vote on the following matters at the Annual Meeting:

Matter	Board Recommendation	Page
Proposal 1 – Elect three Class I Directors, Robert Gries, Andrew Wright and Beth W. Bruce, each for a three-year term expiring at the 2029 Annual Meeting of Stockholders	FOR each Director Nominee	13
Proposal 2 – Ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	24

VOTING METHODS

You may vote by proxy whether or not you attend the Annual Meeting. To vote by proxy, you have a choice of voting using the Internet, by telephone or by mail using a traditional proxy card.

INTERNET Visit www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction card.

TELEPHONE

Call 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717

CORPORATE GOVERNANCE

Board of Directors

Background information about our directors can be found beginning on page 14 of this proxy statement.

Name & Principal Occupation	Age	Director Since	Independent	Committee Memberships
Bruce Lucas Chief Executive Officer and Chairman of the Board	54	2021		None
Shannon Lucas President & Chief Operating Officer and Director	46	2021		None
Beth W. Bruce Independent Director	59	2025		Audit Compensation Nominating and Corporate Governance
Robert Gries Director	68	2021		None
Thomas O’Shea Independent Director	53	2024		Compensation Nominating and Corporate Governance (Chair)
Stephen Rohde Independent Director	74	2024		Audit (Chair)
Andrew Wright Lead Independent Director	45	2025		Audit Compensation (Chair) Nominating and Corporate Governance

Meetings

During 2025, the Board of Directors (the "Board") held a total of 4 meetings. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board during the period for which he or she was a director and (ii) the total number of meetings of all Board committees (the “Committees”) on which he or she served during the period for which he or she was a member of a Committee. We were not required to and did not hold an annual meeting of stockholders in 2025. It is the policy of the Board to encourage its members to attend our annual meeting of stockholders.

Corporate Governance Guidelines

Our Board is responsible for overseeing the management of our company. The Board has adopted Corporate Governance Guidelines (“Governance Guidelines”) which set forth our governance principles relating to, among other things:

•
director independence;
•
director responsibilities;
•
board structure and meetings; and
•
the annual performance evaluation of our Board.

Our Governance Guidelines are available in the Investor Relations section of our website at www.ir.slideinsurance.com1.

Board Leadership Structure

Our Board does not have a policy requiring the positions of the Chairman of the Board and Chief Executive Officer to be separate or held by the same individual. The Board believes that this determination should be based on circumstances existing from time to time, based on criteria that are in our best interests and the best interests of our stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by our business or the industry in which we operate and

1 Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement.

governance efficiency. Our Board has elected Bruce Lucas as Chairman of the Board because it believes that Bruce Lucas’ strategic vision for the business and his in-depth knowledge of Slide’s operations make him well-qualified to serve as both Chairman of the Board and Chief Executive Officer. Combining the roles of Chairman and Chief Executive Officer consolidates the public face of the Company into one individual and helps provide strong and consistent leadership for the management team and ensure that the Board and the Company pursue a unified objective.

Board Role in Risk Management

Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through the Committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from the Committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk. While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board is regularly informed of such risks through Committee reports and otherwise. While the Board oversees our risk management, management is responsible for day-to-day risk management processes.

Cybersecurity Risk Management and Strategy

The goal of our cybersecurity risk management strategy is to protect the privacy, integrity, and availability of our critical systems and information. Our processes identify, assess, and manage material risk from cybersecurity threats as part of our entity-wide risk management efforts. To safeguard our data and the data of our customers, management utilizes a multi-layered approach consisting first of an external security operations center company that specializes in the detection and containment of cyber-attacks. For protection of endpoint devices connected to our network, we use the tailored security software of a third-party consultant company for managed detection and response. Perimeter defense technology is used to filter e-mail for threats from malware viruses and e-mail phishing attempts. We also detect threats through the use of our firewalls that monitor incoming and outgoing network traffic.

Tools utilized to prevent threats include multifactor authentication, e-mail security services, mobile e-mail security policies, virtual private networks, third-party security experts, and timely applied software patches, among others. We engage in annual penetration testing, disaster recovery testing, internal and external audits of our cybersecurity controls and simulated cyberattack scenarios to gauge our preparedness for these situations. In addition, employees are required to pass a mandatory cybersecurity training course annually and receive periodic phishing simulations to facilitate recognizing phishing attempts. We carry cyber insurance which provides us access to relevant security expertise.

Management of cybersecurity also extends to third-party service providers we use for specialized purposes such as payroll processing, investment tracking, regulatory financial reporting, and equity compensation plan administration. Our communication with these providers is protected by the safeguards within our security operation center.

We respond to cybersecurity events in accordance with our Slide Incident Response Plan (IRP), which defines procedures for incident logging, assessment, investigation, response, mitigation, and required regulatory reporting to minimize business impact. This follows the guidance of the National Institute of Standards and Technology Cybersecurity Framework and provides for assessment, mitigation, and if necessary, remediation of any effects of a system breach. We also conduct annual breach simulations with internal information technology teams to test each step of our IRP.

There have been no cybersecurity incidents in the past that have materially affected the Company’s business strategy, results of operations, or financial condition. Although we believe our defenses against cyber-intrusions are sufficient, we continue to update our prevention programs to respond to sophisticated and rapidly evolving attempts to overcome our security

Director Independence

Our Board reviews the independence of the current and potential members of the Board in accordance with independence requirements set forth by the Nasdaq Stock Exchange ("Nasdaq") and applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During its review, the Board considers transactions and relationships between each director and potential directors, as well as any member of his or her immediate family, and the Company and its affiliates, including those related-party transactions contemplated by Item 404(a) of Regulation S-K under the Exchange Act. The Board must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, that, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board has determined that all directors except Bruce Lucas, Shannon Lucas and Robert Gries are “independent” as such term is defined by Nasdaq, our corporate governance guidelines and the federal securities laws.

Lead Independent Director

Our Corporate Governance Guidelines require the appointment of a Lead Independent Director. The Board believes that the Lead Independent Director provides additional perspective and expanded communication among directors. Mr. Wright currently serves as the Company’s Lead Independent Director. The Lead Independent Director’s duties, which are listed in our Corporate Governance Guidelines, include:

•
presiding at all meetings of the Board at which the Chairperson is not present, including executive sessions of the independent directors;
•
serving as liaison between the CEO and Chairperson and the independent directors;
•
reviewing meeting agendas for the Board;
•
reviewing meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•
having the authority to call meetings of the independent directors; and
•
if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Copies of these committee charters setting forth the responsibilities of each Committee are available in the Investor Relations section of our website at www.slideinsurance.com, and such information is also available in print to any stockholder who requests it through our Investor Relations department. The Committees will periodically review their respective charters and recommend any needed revisions to the Board. The following is a summary of the composition of each Committee:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Beth W. Bruce	X	X	X
Thomas O’Shea		X	X*
Stephen Rohde	X*
Andrew Wright	X	X*	X

* Denotes Chair of applicable Committee

Audit Committee

Number of Meetings in 2025: 4

The Board has adopted a written Audit Committee Charter that governs the responsibilities of the Audit Committee. The Audit Committee is responsible for, among other things:

•
overseeing preparation of our financial statements, the financial reporting process and our compliance with legal and regulatory matters;
•
appointing and overseeing the work of our independent auditor;
•
preapproving all auditing services and permitted non-auditing services to be performed for us by our independent auditor and approving the fees associated with such work;
•
approving the scope of the annual audit;
•
reviewing interim and year-end financial statements; and
•
approving the audit committee report required to be included in our annual proxy statement.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate. Pursuant to the Audit Committee Charter, the Audit Committee reviews and pre-approves all audit and non-audit services performed by our independent accountant.

The Board has reviewed the background, experience, and independence of the Audit Committee members and based on this review, has determined that each member of the Audit Committee:

•
meets the independence requirements of Nasdaq governance standards;
•
meets the enhanced independence standards for audit committee members required by the SEC; and
•
is financially literate, knowledgeable and qualified to review financial statements.

In addition, the Board has determined that each of Stephen Rohde and Beth W. Bruce qualify as an “audit committee financial expert” under the SEC regulations.

Compensation Committee

Number of Meetings in 2025: 2

The Board has adopted a written Compensation Committee Charter that governs the responsibilities of the Compensation Committee. The Compensation Committee is responsible for, among other things:

•
reviewing and approving corporate goals and objectives with respect to compensation for the Chief Executive Officer (“CEO”) and other executive officers, evaluating the CEO and other executive officers’ performance and recommending to the Board, their compensation based on such evaluation;
•
reviewing on a periodic basis compensation and benefits paid to directors and recommending such compensation to the Board for approval;
•
reviewing and approving our equity-based compensation plans and incentive compensation plans;
•
reviewing the Company’s management succession planning, including policies and procedures for CEO selection and succession, as well as evaluation and development of potential CEO successors; and
•
approving the compensation committee report on executive compensation (if and to the extent) required to be included in our annual proxy statement.

The Board has reviewed the background, experience and independence of the Compensation Committee members and based on this review, has determined that each member of the Compensation Committee:

•
meets the independence requirements of Nasdaq governance standards;
•
is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; and
•
meets the enhanced independence standards for Compensation Committee members established by the SEC.

The Compensation Committee maintains a consistent practice regarding the timing of equity awards and does not grant equity, in anticipation of the release of material nonpublic information.

Compensation Committee Interlocks and Insider Participation

None of our Compensation Committee members is or has been an officer or employee of the Company. During 2025, none of our executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee, and none of our executive officers served as a member of the compensation committee of another entity, whose executive officers served as a member of our Board.

Nominating and Corporate Governance Committee

Number of Meetings in 2025: 0

The Board has adopted a written Nominating and Corporate Governance Committee Charter that governs the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things:

•
recommending criteria for the selection of candidates for the Board and its committees, identifying individuals qualified to become Board members consistent with such criteria, and considering nominees submitted by stockholders;
•
assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our Board;

•
reviewing the Board's committee structure and recommending to the Board for approval directors to serve as members of each committee;
•
developing and recommending to the Board for approval a set of corporate governance guidelines and generally advising the Board on corporate governance matters;
•
making recommendations to the Board regarding determinations of director independence;
•
reviewing such corporate governance guidelines on a periodic basis and recommending changes as necessary; and
•
overseeing any self-evaluations of the Board and each committee.

The Nominating and Corporate Governance Committee may, when it deems appropriate, delegate certain of its responsibilities to one or more Nominating and Corporate Governance Committee members or subcommittees. In making nominations, the Nominating and Corporate Governance Committee submits candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the existing directors and the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Nominating and Corporate Governance Committee consider the following attributes, which are desirable for a member of the Board: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints.

The Board has reviewed the background, experience and independence of the Nominating and Corporate Governance Committee members and based on this review, has determined that each member of the Nominating and Corporate Governance Committee meets the independence requirements of Nasdaq governance standards and SEC rules and regulations.

Code of Business Conduct and Ethics

Our Board has adopted a written Code of Business Conduct and Ethics (“Code”) that establishes the standards of ethical conduct applicable to all our directors, officers, and employees. Copies of our Code are publicly available in the Investor Relations section of our website at www.slideinsurance.com. Any waiver of our Code with respect to our directors or executive officers may only be authorized by our Board and will be disclosed as promptly as practicable, as may be required under applicable SEC and Nasdaq rules.

Insider Trading Policy

We have adopted an insider trading policy (the “Insider Trading Policy”) applicable to directors, officers, and employees of the Company and its subsidiaries. We believe the Insider Trading Policy is reasonably designed to promote compliance with the insider trading laws, rules and regulations and the applicable Nasdaq listing requirements. The Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K.

Anti-Hedging Policy

Our Insider Trading Policy makes clear that no employee or director may engage in hedging transactions or any other forms of monetization transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities granted as compensation or held directly or indirectly by the employee or director.

Certain Relationships and Related Transactions

We describe below transactions and series of similar transactions, during our last fiscal year or currently proposed, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described under “Executive Compensation.”

Registration Rights Agreement

On June 20, 2025, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Bruce Lucas, Shannon Lucas and Robert Gries (the “Pre-IPO Significant Stockholders”). At any time beginning 180 days following the closing of our initial public offering (“IPO”), subject to several exceptions, including underwriter cutbacks and our right to defer a demand registration under certain circumstances, Pre-IPO Significant Stockholders may require that we register for public resale under the Securities Act all shares of common stock constituting registrable securities that they request be registered at any time following our IPO so long as the securities requested to be registered in each registration statement have an aggregate estimated market value of at least $25.0 million. If we become eligible to register the sale of our securities on Form S-3 under the Securities Act, which will not be until at least twelve months after the date of the final prospectus filed on June 18, 2025, the Pre-IPO Significant Stockholders have the right to require us to register the sale of the registrable securities held by them on Form S-3, subject to offering size and other restrictions. If we propose to register any of our securities under the Securities Act for our own account or the account of any other holder (excluding any registration related to employee benefit plan or a corporate reorganization or other Rule 145 transaction), the Pre-IPO Significant Stockholders are entitled to notice of such registration and to request that we include registrable securities for resale on such registration statement, and we are required, subject to certain exceptions, to include such registrable securities in such registration statement.

Pursuant to the Registration Rights Agreement we agreed to use our reasonable best efforts to file a shelf registration statement on Form S-3 to permit the resale of the shares of common stock held by Pre-IPO Stockholders, and, if such form is not available, Form S-1, and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

In connection with the transfer of their registrable securities, the parties to the Registration Rights Agreement may assign certain of their respective rights under the Registration Rights Agreement under certain circumstances. In connection with the registrations described above, we will indemnify any selling stockholders and we will bear all fees, costs and expenses (except underwriting discounts and spreads).

Stockholders Agreement

On June 20, 2025, we entered into the Stockholders Agreement with certain holders of our common stock prior to our IPO including the Pre-IPO Significant Stockholders which provides that, until the Pre-IPO Significant Stockholders no longer meet the Substantial Ownership Requirement, which is defined in of our Stockholders Agreement as requiring 10% of the aggregate number of outstanding shares of our common stock to be beneficially held by the Pre-IPO Significant Stockholders, approval by the Pre-IPO Significant Stockholders will be required for certain corporate actions. These actions include: (1) a change of control; (2) acquisitions or dispositions of assets in an amount exceeding 15% of our total assets; (3) the issuance of equity of Slide Insurance Holdings, Inc. or any of its subsidiaries (other than under equity incentive plans that have received the prior approval of our board of directors) in an amount exceeding $50.0 million; (4) amendments to our certificate of incorporation or bylaws; (5) changes to the strategic direction or scope of our business; and (6) any change in the size of the board of directors. The Stockholders Agreement also provides that, until the Substantial Ownership Requirement is no longer met (which is 10%), the approval of the Pre-IPO Significant Stockholders, will be required for the hiring and termination of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel or Controller (including terms of compensation). Furthermore, the Stockholders Agreement provides that, until the Substantial Ownership Requirement is no longer met, the Pre-IPO Significant Stockholders may designate the majority of the nominees for election to our Board, including the nominee for election to serve as the Chairman of the Board.

Agreements with Series A Preferred Stockholders

In connection with our Series A preferred stock financings, we entered into a voting agreement and right of first refusal agreement, in each case, with the purchasers of our Series A preferred stock, including Bruce Lucas, Shannon Lucas, Beth Bruce, Robert Gries, Thomas O’Shea, and Andrew Wright. Our voting agreement provided for, among other things, drag-along and tag-along rights in respect of sales by certain holders of our Series A preferred stock. Our right of first refusal agreement provided for, among other things, rights of first refusal in respect of sales by certain holders of our Series A preferred stock. The rights under each of the voting agreement and the right of first refusal agreement terminated on June 18, 2025.

Related Person Transaction Policy

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction and the extent of the related person’s interest in the transaction.

Director Compensation

The Board maintains a compensation arrangement for the non-employee members of our Board. For 2025, each non-employee director was entitled to an annual cash retainer of $200,000. In addition, all of our directors are entitled to be reimbursed by the Company for reasonable expenses incurred by them in the course of their directors’ duties relating to the Company. Directors who are employees do not receive any additional compensation for their services as a director.

2025 Director Compensation Table

The following table sets forth information regarding the compensation of our non-employee directors for 2025. Mr. Lucas, our Chief Executive Officer and Mrs. Lucas, our Chief Operating Officer, are omitted from the table as they did not receive any additional compensation for their services as a director in 2025. For more information on Mr. and Mrs. Lucas’ compensation, see “Executive Compensation” beginning on page 18.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Beth W. Bruce(1)	$107,945	$107,945
Robert Gries	$200,000	$200,000
Thomas O’Shea	$200,000	$200,000
Stephen Rohde(2)	$200,000	$200,000
Andrew Wright(1)	$107,945	$107,945

(1)
Represents the pro-rated cash fee received for services as an independent director beginning on June 18, 2025.
(2)
As of December 31, 2025, Mr. Rohde held 55,000 vested options with a per share exercise price of $1.38, and 27,500 vested options with a per share exercise price of $0.01. These options were not granted pursuant to the Company’s standard director compensation program but rather reflect compensation for pre-IPO board service.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BELOW DIRECTOR NOMINEES

Our Board of Directors is comprised of seven members. For the size and scope of our business and operations, we believe a board of approximately this size is appropriate as it is small enough to allow for effective communication among the members, but large enough so that we get a diverse set of perspectives and experiences in our boardroom. Our Board is currently divided into three classes designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting with only one class of directors being elected in each year and each class serving a three-year term. We believe that the classified Board is the most effective way for the Board to be organized because it ensures a greater level of certainty of continuity from year to year which provides stability in organization and experience.

Our Board, current directors and classifications are as follows:

Class I Term Expires at 2026 Annual Meeting	Class II Term Expires at 2027 Annual Meeting	Class III Term Expires at 2028 Annual Meeting
Beth W. Bruce	Shannon Lucas	Bruce Lucas
Robert Gries	Thomas O’Shea	Stephen Rohde
Andrew Wright

Each of the nominees for election as Class I directors is currently a member of the Board. If elected at the Annual Meeting, each of the nominees would serve for three years, until his or her successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Each of the director nominees has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board if elected.

Our bylaws provide that directors are elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

We believe that each of our directors possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our directors were nominated because we believe each is of high ethical character, highly accomplished in his or her field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Our directors as a group complement each other and each of their respective experiences, skills and qualities allow the Board to operate in an effective, collegial and responsive manner. The names of the nominees for election as Class I directors at the Annual Meeting and of the incumbent Class II and Class III directors, certain information about them, including their ages as of the Record Date, are included below.

Nominees for Director

Class I Directors

For Terms Expiring at the 2029 Annual Meeting

Beth W. Bruce Director AGE: 59 DIRECTOR SINCE: 2025 COMMITTEES: Audit, Compensation, Nominating and Corporate Governance

BACKGROUND:

Beth W. Bruce has served as a member of our Board since June 2025. Ms. Bruce has served as Chief Executive Officer and Chief Financial Officer of Simplicity Integration since 2020. Her recent experience also includes significant leadership roles as Chief Accounting Officer of Baylor College of Medicine from 2017 to 2022 and Senior Vice President and Chief Financial Officer at U.S. Legal Support from 2011 to 2015. Ms. Bruce has previously served in senior executive roles including Chief Financial Officer, Chief Accounting Officer, and Chief Information Officer positions in both the public and private sector and in the US and Europe. Ms. Bruce received a Bachelor of Science in Business Administration with a concentration in Accounting from Trinity University and is a CPA.

Skills & Qualifications:

We believe Ms. Bruce is qualified to serve on our Board due to her leadership and accounting experience.

Robert Gries Director AGE: 68 DIRECTOR SINCE: 2021 COMMITTEES: None

BACKGROUND:

Robert Gries has served as a member of our Board since our founding in April 2021. Mr. Gries has served as the President and Chief Executive Officer of Gries Investment Funds since 2004. Mr. Gries has served on many non-profit and civic boards, including the University of Tampa and Berkeley Preparatory School, and he currently serves on the board of the Tampa Bay Performing Arts Center. Mr. Gries received a Bachelor of Arts in Education from the University of Michigan.

Skills & Qualifications:

We believe Mr. Gries is qualified to serve on our Board due to his investment and leadership experience, as well as his service as a director at numerous companies.

Andrew Wright Lead Independent Director AGE: 45 DIRECTOR SINCE: 2025 COMMITTEES: Audit, Compensation, Nominating and Corporate Governance

BACKGROUND:

Andrew Wright has served as a member of our Board since June 2025. Mr. Wright has served as the Chief Executive Officer of Franklin Street since 2006 and the Chief Executive Officer of Ally Capital Group since 2009. Mr. Wright serves on the Franklin Street board of directors as the Chairman of the board. Mr. Wright currently serves on many non-profit and civic boards, including Forward Tampa Bay and Berkeley Preparatory School. Mr. Wright received a B.A in Finance from Miami University.

Skills & Qualifications:

We believe Mr. Wright is qualified to serve on our Board due to his business and leadership experience.

Continuing Directors

Class II Directors

For Terms Expiring at the 2027 Annual Meeting

Shannon Lucas President, Chief Operating Officer & Director AGE: 46 DIRECTOR SINCE: 2021 COMMITTEES: None

BACKGROUND:

Shannon Lucas is a co-founder of the Company and has served as our Chief Operating Officer and Chief Risk Officer, as well as a member of our Board, since our founding in April 2021. She is married to Bruce Lucas, a co-founder of the Company, and our Chief Executive Officer and Chairman of the Board. Mrs. Lucas leads Slide’s operations and enterprise risk management. Prior to Slide, Mrs. Lucas served as Chief Executive Officer of Securus Risk Management, LLC, a risk consulting firm providing services in the insurance industry, from 2016 to 2020. Mrs. Lucas received a Bachelor of Science in Finance from University of Florida and a Master of Business Administration from the University of Florida.

Skills & Qualifications:

We believe Mrs. Lucas is qualified to serve on our Board due to her extensive experience in the insurance industry, as well as prior leadership and management roles.

Thomas O’Shea Director AGE: 53 DIRECTOR SINCE: 2024 COMMITTEES: Compensation, Nominating and Corporate Governance

BACKGROUND:

Thomas O’Shea has served as a member of our Board since April 2024. Mr. O’Shea has served as head of European investments for Brigade Capital Management, LP since 2017, and currently serves as a partner and member of its investment committee. Mr. O’Shea currently serves as a director of Mannok Holdings Designated Activity Company and Quinn Industries Holdings Luxembourg Sarl. Mr. O’Shea received a Bachelor of Arts in English Literature from the University of Virginia, where he was an Echols Scholar, and a Master of Business Administration in Finance from New York University’s Stern School of Business.

Skills & Qualifications:

We believe Mr. O’Shea is qualified to serve on our Board due to his investment experience, as well as his leadership experience.

Class III Directors

For Terms Expiring at the 2028 Annual Meeting

Bruce Lucas Chairman and Chief Executive Officer AGE: 54 DIRECTOR SINCE: 2021 COMMITTEES: None

BACKGROUND:

Bruce Lucas is a co-founder of the Company, and has served as our Chief Executive Officer and Chairman of our Board since our founding in April 2021. He is married to Shannon Lucas, a co-founder of the Company, our Chief Operating Officer and Chief Risk Officer and a member of the Board. Prior to Slide, Mr. Lucas founded super-regional insurer Heritage Insurance (NYSE: HRTG), serving as Chief Executive Officer, Chief Information Officer and Chairman of the board of directors from 2012 to 2020. Mr. Lucas received a Bachelor of Arts in Geology and Environmental Science from Indiana University Bloomington and a Juris Doctor from Indiana University Maurer School of Law.

Skills & Qualifications:

We believe Mr. Lucas is qualified to serve on our Board due to his extensive experience in the insurance industry, as well as prior leadership and management roles.

Stephen Rohde Director AGE: 74 DIRECTOR SINCE: 2024 COMMITTEES: Audit

BACKGROUND:

Stephen Rohde has served as a member of our Board since April 2024. Mr. Rohde has served as member of Slide Insurance Company’s Board and Chairman of the audit committee since 2022. Mr. Rohde serves on Lion Insurance Company’s board of directors and as the chairman of its audit committee. Mr. Rohde served as an independent consultant for numerous insurance companies, including Slide and Heritage Insurance Holdings, Inc., from 2016 to 2022. Mr. Rohde received a Bachelor of Business Administration in Accounting and Business Administration from the University of Wisconsin-Eau Claire.

Skills & Qualifications:

We believe Mr. Rohde is qualified to serve on our Board due to his accounting and leadership experience, including prior experience serving as Chief Financial Officer for other insurance companies, as well as his service as a director at other companies.

Executive Officers

Executive Officers

Set forth below is certain information relating to our current executive officers. Biographical information with respect to Mr. Lucas and Mrs. Lucas are set forth above under “PROPOSAL 1—ELECTION OF DIRECTORS”.

Name	Age	Title
Bruce Lucas	54	Chief Executive Officer and Chairman
Andy Omiridis	58	Chief Financial Officer
Shannon Lucas	46	President and Chief Operating Officer
Matthew Larson(1)	41	Chief Risk Officer
Charles Powell(1)	46	Chief Revenue Officer

(1)
Effective March 1, 2026, Messrs. Larson and Powell were appointed as executive officers of the Company.

Andy Omiridis has served as our Chief Financial Officer since December 1, 2025. Mr. Omiridis brings over 20 years of finance and leadership experience to the Company’s financial executive team. Since September 2022, Mr. Omiridis has served as Executive Vice President and CFO of Amerisafe, Inc. From September 2019 to August 2022, Mr. Omiridis served as the Senior Vice President, Deputy Chief Financial Officer and Principal Accounting Officer of Kemper Corporation. Prior to that, he served as Senior Vice President and Chief Financial Officer with Chubb Life from 2017 to 2019; and as the Chief Accounting Officer for ARGO Limited from 2013 to 2017. Prior to 2013, Mr. Omiridis served in multiple leadership positions with American Life Insurance Company.

Matthew Larson has served as our Chief Risk Officer since 2025. Prior to serving as our Chief Risk Officer, Mr. Larson served as our SVP of Risk Management from 2024 until 2025. Mr. Larson brings over 15 years of insurance industry experience to the Company’s executive team. Prior to joining Slide, Mr. Larson served in various roles in Aon’s Reinsurance Solutions division. Mr. Larson holds the Certified Catastrophe Risk Management Professional (CCRMP) credential in conjunction with the International Society of Catastrophe Managers (ISCM).

Charles Powell has served as our Chief Revenue Officer since October 2025. Prior to serving as our Chief Revenue Officer, Mr. Powell served as our Senior Vice President of Sales from April 2024 until October 2025. Mr. Powell brings over 20 years of insurance industry experience to the Company’s executive team. Prior to joining Slide, Mr. Powell served as Vice President of Independent Agency Distribution with Foremost, a Farmers Insurance Company, from January 2008 until April 2024. Prior to that, Mr. Powell served as Territory Sales Manager and Underwriter at Unitrin Kemper Corporation from July 2004 until January 2008.

Executive Compensation

Introduction

As an “emerging growth company,” we are permitted to and rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. As such, we have not included a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the Summary Compensation Table and the Outstanding Equity Awards table. For the fiscal year ended December 31, 2025, our named executive officers (each a “NEO” and collectively, the “NEOs”) and their positions were as follows:

•
Bruce Lucas, Chief Executive Officer and Chairman;
•
Andy Omiridis, Chief Financial Officer;
•
Shannon Lucas, President and Chief Operating Officer; and
•
Jesse Schalk, Former Chief Financial Officer

Effective December 1, 2025, we appointed Mr. Omiridis as our Chief Financial Officer. Mr. Schalk remained with the Company until March 2, 2026, to assist with transition matters.

Summary Compensation Table for Fiscal 2025

The following table summarizes the compensation for our NEOs for the fiscal year ended December 31, 2025:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Bruce Lucas	2025	952,813	3,000,000	—	36,689	3,989,502
Chairman and Chief Executive Officer	2024	898,880	14,424,933	5,852,000	16,534	21,192,347
Andy Omiridis (4)	2025	37,500	350,000	—	—	387,500
Chief Financial Officer
Shannon Lucas	2025	714,610	1,600,000	—	28,661	2,343,271
President and Chief Operating Officer	2024	674,160	10,000,000	5,852,000	16,233	16,542,393
Jesse Schalk (5)	2025	617,400	—	—	47,085	664,485
Former Chief Financial Officer	2024	630,000	1,500,000	1,170,400	16,603	3,317,003

(1)
This column reflects discretionary bonuses received in respect of 2024 and 2025 services and a sign-on bonus for Mr. Omiridis.
(2)
This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of the restricted stock units that settle in shares of our common stock granted to the named executive officers, which is measured on the grant date based on the fair market value of our common stock. For a further discussion of the assumptions used in the calculation of the grant-date fair values for the restricted stock units pursuant to ASC 718, see Note 23 Stock-based Compensation to our financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2026. For further discussion of grants made in 2025, see “—Outstanding Equity Awards at Fiscal 2025 Year End” table.
(3)
This column reflects the amounts paid by the Company on behalf of the executives for 401(k) matching contributions and disability insurance premiums in respect of the 2024 and 2025 fiscal years. For Bruce Lucas, this amount consists of a 401(k) matching Company contribution of $10,261 and a company-paid disability insurance premium of $26,428 for fiscal year 2025. For Shannon Lucas, this amount consists of a 401(k) matching Company contribution of $12,375 and a company-paid disability insurance premium of $16,286 for fiscal year 2025. For Jesse Schalk, this amount consists of a 401(k) matching Company contribution of $14,000, a company-paid disability insurance premium of $20,305 for fiscal year 2025 and a separation payment of $12,780 pursuant to Mr. Schalk's separation agreement.
(4)
Mr. Omiridis joined the Company in December 2025, his salary reflects a pro rata amount, and no annual bonus was awarded.
(5)
Effective November 28, 2025, Mr. Schalk retired from his position as Chief Financial Officer, and his salary reflects a pro rata amount.

Narrative Disclosure to Summary Compensation Table

2025 Employment Arrangements

Bruce Lucas

On September 13, 2021, we entered into an employment agreement with Mr. Lucas, our Founder and Chief Executive Officer and the Chairman of the Board, which provides for a term of employment through September 13, 2025 (subject to automatic renewal), unless (1) terminated by Mr. Lucas on 90-days’ notice; (2) terminated by the Company for “Cause” (as defined in the employment agreement); or (3) terminated by the Company without “Cause.” Under his employment agreement, Mr. Lucas is entitled to an annual base salary of $800,000, which base salary is subject to a 6% increase annually during the contract term and is now $952,813. Additionally, Mr. Lucas is eligible to receive an annual performance bonus with a target amount to be determined by the Company’s Board. The bonus is discretionary and based on his performance during the applicable calendar year.

As contemplated by his employment agreement, on October 8, 2021, we granted to Mr. Lucas (i) an option to purchase 1,650,000 shares of our common stock, which vested with respect to 412,500 options on September 13, 2022 and thereafter vests monthly in the amount of 34,375 options and (ii) an option to purchase 2,200,000 shares of our common stock, of which 275,000 shares underlying this option will vest and become exercisable upon (A) each date on which the Company first attains “annual gross written premium plus Company revenue” of at least $100,000,000, $150,000,000, $200,000,000, and $250,000,000; and (B) the achievement of positive EBITDA in each of calendar years 2022, 2023, 2024 and 2025, subject to Mr. Lucas’ continued employment or service at each such vesting event, as described further below in the discussion following the “Outstanding Equity Awards at 2025 Fiscal Year End” table. Any options granted pursuant to the employment agreement that are unvested at the applicable time will be deemed terminated if Mr. Lucas terminates the Agreement prior to the end of the applicable vesting schedule or if he is terminated for “Cause,” as such term is defined in his employment agreement. If Mr. Lucas’ employment is terminated by the Company without “Cause,” he will be entitled to full vesting of outstanding options and two years of compensation and benefits under his employment agreement. The agreement includes non-solicit and non-compete restrictive covenants that apply for one year following termination of employment and includes confidentiality/non-disclosure obligations.

Andy Omiridis

On October 31, 2025, we entered into an employment agreement with Mr. Omiridis, our Chief Financial Officer, which provides for a term of employment through December 31, 2027 (subject to automatic renewal) unless terminated earlier by either party. Under his employment agreement, Mr. Omiridis is entitled to (i) an annual base salary of $650,000; (ii) a sign-on bonus in the amount of $350,000, subject to repayment if he voluntarily terminates employment with the Company or is terminated by the Company for cause within twelve months following his employment start date; (iii) an annual cash incentive bonus, beginning in 2026, with a target opportunity of 100% of Mr. Omiridis’ then current base salary, based on attainment of performance measures established by the Board or Compensation Committee of the Board; and (iv) performance-based restricted stock units (“PSUs”) with a target grant date fair value of $1,500,000 in accordance with the provisions of the Company’s 2025 Omnibus Incentive Plan. The PSUs will vest in three installments as follows: one-sixth will vest on April 30, 2026, subject to continued employment; one-third will vest on March 1, 2027; and the remaining one-half will vest on March 1, 2028. The second and third installments are subject to continued employment and attainment of applicable performance goals. In addition, Mr. Omiridis will also receive other benefits from the Company, including health, life, and disability insurance.

If the Company terminates Mr. Omiridis’ employment without Cause or he terminates his employment for Good Reason (as defined his employment agreement), in each case within twelve months following a Change of Control (as defined in his employment agreement) Mr. Omiridis will be eligible to receive certain severance benefits, subject to execution and non-revocation of a general release of claims. If such termination occurs, Mr. Omiridis will be entitled to receive (i) the sum of (x) his then current base salary plus (y) his target bonus for the year of termination, payable within 60 days following termination, and (ii) any annual bonus earned for the previous fiscal year to the extent not paid. In addition, the Company will pay COBRA premiums for Mr. Omiridis (and his dependents) until the earlier of (i) the twelve month anniversary of his termination date, and (ii) the date on which he becomes eligible to receive substantially similar coverage from another employer. The agreement includes standard confidentiality, non-competition, non-solicitation, and non-disparagement provisions.

Shannon Lucas

On September 13, 2021, we entered into an employment agreement with Mrs. Lucas, our Chief Risk Officer and Chief Operating Officer, which provides for a term of employment through September 13, 2025 (subject to automatic renewal) unless: (1) terminated by Mrs. Lucas on 90 days’ notice; (2) terminated by the Company for “Cause” (as defined in the employment agreement) or (3) terminated by the Company without “Cause.” Under her employment agreement, Mrs. Lucas is entitled to an annual base salary of $600,000, which base salary is subject to a 6% increase annually during the contract term and is currently $674,160. Additionally, pursuant to the terms of the employment agreement, Mrs. Lucas is eligible to receive an annual performance bonus with a target amount of $100,000, which is discretionary and based on her performance during the applicable calendar year.

As contemplated by her employment agreement, on October 8, 2021, we granted Mrs. Lucas an option to purchase 330,000 shares of our common stock, which vested in one installment of 82,500 options on September 13, 2022 and thereafter vests monthly in the amount of 6,875 options, subject to Mrs. Lucas’ continued employment or service through each vesting date as described further below in the discussion in the footnotes following the “Outstanding Equity Awards at 2025 Fiscal Year End” table. Any Options granted pursuant to the employment agreement that are unvested at the applicable time will be deemed terminated if Mrs. Lucas terminates the Agreement prior to the end of the applicable vesting schedule or if she is terminated for “Cause,” as such term is defined in her employment agreement. If Mrs. Lucas’ employment is terminated by the Company without “Cause,” she will be entitled to full vesting of outstanding options and two years of compensation and benefits under her employment agreement. The agreement includes non-solicit and non-compete restrictive covenants that apply for one year following termination of employment and includes confidentiality/non-disclosure obligations.

Mr. Schalk Separation Agreement

On November 4, 2025, we entered into a Separation Agreement and General Release with Mr. Jesse Schalk (the “Schalk Separation Agreement”). Pursuant to the Schalk Separation Agreement, the Company will pay Mr. Schalk a sum of $178,920, split in twenty-eight bi-weekly installments of $6,390, less applicable state and federal payroll taxes and/or deductions, after November 28, 2025 (the “Separation Date”) through December 31, 2026 (the “Severance Period”). Additionally, if Mr. Schalk fully complies with the terms of the Schalk Separation Agreement, his options to acquire 30,000 shares (prior to any applicable stock split) and 20,000 restricted stock awards (prior to any stock split) shall be fully vested as of December 31, 2026. In exchange for the consideration provided by the Schalk Separation Agreement, Mr. Schalk agreed to (i) serve as a consultant to the Company during the Severance Period to aid in an orderly transition of his duties to Mr. Omiridis and (ii) release and waive any and all claims he may have against the Company. Additionally, the Schalk Separation Agreement includes non-solicit and non-compete restrictive covenants that apply for two years following the Separation Date and includes confidentiality/non-disclosure obligations.

For the avoidance of doubt, all employee compensation described in this section is paid by Slide Insurance Holdings, Inc. and not by any of its subsidiaries, including Slide Insurance Company (the “Carrier”). Additionally, none of the compensation described in this section is included in the Carrier’s rate filings, and such compensation has no impact on rates charged by the Carrier.

Outstanding Equity Awards at Fiscal 2025 Year End

The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for the executive officers named in the Summary Compensation Table as of the end of our fiscal year ended December 31, 2025.

	Option Awards(1)						Stock Awards(1)
Name	Grant Date	Unexercised Options Exercisable (#)	Unexercised Options Unexercisable (#)	Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Bruce Lucas	10/08/2021	1,650,000	—	—	0.01	10/07/2031	—		—
	10/08/2021	1,925,000	—	—	0.01	10/07/2031	—		—
	02/25/2022	550,000	—	—	0.79	02/24/2032	—		—
	07/13/2023	2,750,000	—	—	1.38	07/12/2033	—		—
	12/17/2024	—	—	—	—	—	276,981	(3)	5,395,590
Andy Omiridis	—	—	—	—	—	—	—		—

Shannon Lucas	10/08/2021	330,000	—	—	0.01	10/07/2031	—		—
	02/25/2022	275,000	—	—	0.79	02/24/2032	—		—
	07/13/2023	550,000	—		1.38	07/12/2033	—		—
	12/17/2024	—	—	—	—	—	276,981	(3)	5,395,590
Jesse Schalk	06/13/2022	82,500	27,500	—	4.32	06/12/2032	—		—
	09/07/2022	165,000	—	—	7.59	09/06/2032	—		—
	02/14/2023	275,000	137,500	—	7.59	02/13/2033	—		—
	12/17/2024	—	—	—	—	—	55,000	(4)	1,071,400

(1)
All option awards and stock awards listed in this table were granted pursuant to our Prior Plan, the terms of which are described below and further under Note 23 Stock-based Compensation to our financial statements included elsewhere in this prospectus. The number of options and the exercise price and the number of stock awards are shown in the table above after giving effect to the 5.5-for-1 forward stock split effected on June 18, 2025.
(2)
The market value of the time-based restricted stock awards is calculated by multiplying the closing price of Slide’s common stock on December 31, 2025, which was $19.48, by the number of units.
(3)
The shares underlying this award of restricted stock units become vested as to 1/24th of shares subject to the restricted stock units monthly, commencing on January 1, 2025 and ending on December 31, 2026, subject to the named executive officer’s continued employment or service through each applicable vesting date.
(4)
The shares underlying this award of restricted stock units become vested as to 50% of shares subject to the restricted stock units on each of December 31, 2025 and December 31, 2026.

Security Ownership

The following table sets forth information regarding beneficial ownership of our common stock as of April 20, 2026, by:

•
each of the directors and named executive officers individually;
•
all directors and executive officers as a group; and
•
each person whom we know to own beneficially more than 5% of our common stock.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of April 20, 2026. Shares issuable pursuant to stock options and restricted stock units are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person. The percentage of beneficial ownership for the following table is based on 114,452,154 shares of common stock outstanding as of April 20, 2026.

Unless otherwise indicated, the address for each listed stockholder is: c/o Slide Insurance Holdings, Inc., 4221 W. Boy Scout Blvd., Suite 200, Tampa, Florida 33607. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

Beneficial Owner	Number		Percentage
Directors and named executive officers:
Bruce Lucas	51,509,409	(1)	45.1%
Jesse Schalk	176,000		*
Andy Omiridis	—		—
Shannon Lucas	2,779,837	(2)	2.4%
Beth W. Bruce	251,645		*
Robert Gries	2,762,221	(3)	2.4%
Thomas O’Shea	403,337		*
Stephen L. Rohde	7,500	(4)	*
Andrew Wright	221,837		*
All directors and executive officers as a group (11 persons)	58,133,839	(5)	50.8%

* Less than 1%

(1)
This amount consists of (i) 1,109,747 shares of common stock owned directly by Mr. Lucas, (ii) 45,838 shares of common stock underlying restricted stock units that vest within 60 days of April 20, 2026, (iii) 6,875,000 shares of common stock underlying options that are exercisable within 60 days of April 20, 2026, (iv) 1,925,000 shares of common stock owned by the Emma Cloonen Irrevocable Trust, (v) 1,925,000 shares of common stock owned by the Ava Cloonen Irrevocable Trust, (vi) 37,052,987 shares of common stock owned by IIM Holdings II, LLC, a Florida limited liability company (“IIM Holdings”), and (vii) 2,575,837 shares of common stock owned by the Bruce Lucas Irrevocable Grantor Retained Annuity Trust of 2014. Mr. Lucas is the sole trustee of the Emma Cloonen Irrevocable Trust, the Ava Cloonen Irrevocable Trust, and the Bruce Lucas Irrevocable Grantor Retained Annuity Trust of 2014. Mr. Lucas is the manager of IIM Holdings. As such, each of Mr. Lucas and IIM Holdings has shared power to vote, or to direct the vote, and shared power to dispose, or to direct the disposition of, all shares of our common stock beneficially owned by IIM Holdings. Mr. Lucas has the sole power to vote, or direct the vote, and sole power to dispose, or to direct the disposition of, the shares held directly by Mr. Lucas and indirectly through the Emma Cloonen Irrevocable Trust, the Ava Cloonen Irrevocable Trust, and the Bruce Lucas Irrevocable Grantor Retained Annuity Trust of 2014.
(2)
This amount consists of (i) 208,101 shares owned directly by Mrs. Lucas, (ii) 45,838 shares of common stock underlying restricted stock units that vest within 60 days of April 20, 2026, (iii) 1,155,000 shares of common stock underlying options that are exercisable within 60 days of April 20, 2026, and (iv) 1,370,898 shares of common stock owned indirectly by Securus Risk Management, LLC (“Securus”). Mrs. Lucas is the manager of Securus. As such, each of Mrs. Lucas and Securus has shared power to vote, or to direct the vote, and shared power to dispose, or to direct the disposition of, all shares of our common stock beneficially owned by Securus.

(3)
This amount consists of (i) 843,804 shares owned directly by Mr. Gries and (ii) 1,918,417 shares owned indirectly by the GRM Family Limited Partnership. Mr. Gries has sole power to vote, or direct the vote, and sole power to dispose, or to direct the disposition of, the shares held indirectly through the GRM Family Limited Partnership.
(4)
This amount consists of 7,500 shares of common stock underlying options that are exercisable within 60 days of April 20, 2026.
(5)
This amount consists of (i) 91,676 shares of common stock underlying restricted stock units that vest within 60 days of April 20, 2026 and (ii) 8,038,750 shares of common stock underlying options that are exercisable within 60 days of April 20, 2026.

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2026 FISCAL YEAR

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2026 FISCAL YEAR.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in a comprehensive evaluation of the independent registered public accounting firm’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee of the Board has appointed Forvis Mazars, LLP (“Forvis”) to continue to serve as our independent registered public accounting firm for the 2026 fiscal year. Forvis has served as our independent registered public accounting firm since 2023. In accordance with SEC rules and Forvis policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years.

The Audit Committee and the Board believe that the continued retention of Forvis as our independent registered public accounting firm is in the best interest of the Company and our stockholders, and we are asking our stockholders to ratify the appointment of Forvis as our independent registered public accounting firm for 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of Forvis to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event our stockholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee. Ratification of the appointment of Forvis to serve as our independent registered public accounting firm for the 2026 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of Forvis for the 2026 fiscal year.

We expect a representative of Forvis to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

In connection with the audit of our 2026 financial statements and internal control over financial reporting, we will enter into an agreement with Forvis which sets forth the terms by which Forvis performs audit services for us.

Fees Billed to the Company by its Independent Registered Public Accounting Firms2

The following table presents fees billed for audit and other services rendered by Forvis in 2024 and 2025:

Services Provided	2025 ($)	2024 ($)
Audit Fees(1)	$1,533,327	$1,604,367
Audit-Related Fees(2)	-	-
Tax Fees	74,267	88,846
All Other Fees	-	-
Total	$1,607,594	$1,693,213

(1)
Audit fees were for professional services associated with (i) the audit of our annual financial statements (Form 10-K), (ii) review of our quarterly financial statements (Form 10-Qs), (iii) comfort procedures and (iv) the filing of Slide’s Registration Statement on Form S-1 in connection with its initial public offering, including the audit of the financial statements included in such Registration Statement on Form S-1.
(2)
These professional services included fees associated with tax advisory services.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee Charter requires that the Audit Committee preapprove all auditing services and permitted non-audit services to be performed by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. Either the Chair of the Audit Committee acting alone, or the other two members acting jointly, may grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals will be presented to the full Audit Committee or the Board at its next scheduled meeting.

Consistent with these policies and procedures, the Audit Committee has approved all of the services rendered by Forvis during fiscal year 2025, as described above.

Audit Committee Report

The Audit Committee oversees the accounting and financial reporting processes of the Company on behalf of the Board. The Company’s leadership team has primary responsibility for the Company’s financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and evaluating the effectiveness of internal controls and issuing reports thereon. The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of the Company, including the Company’s internal controls over financial reporting and the audits of the financial statements of the Company.

During 2025 and the first quarter of 2026, the Audit Committee regularly met and held discussions with the Company’s leadership team and the independent auditors. In the discussions related to the Company’s financial statements for fiscal year 2025, the Company’s leadership team represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with the Company’s management and the independent auditors the audited financial statements for fiscal year 2025 and leadership’s evaluation of the effectiveness of the design and operation of disclosure controls and procedures.

In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the applicable rules adopted by the PCAOB and the SEC. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of the Company’s financial statements for fiscal year 2025 was compatible with maintaining the independent auditors’ independence. The Audit Committee’s policy requires that the Audit Committee approve any audit or permitted non-audit service proposed to be performed by its independent auditors in advance of the performance of such service.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of the Company’s management team and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report.

See the portion of this proxy statement titled “Corporate Governance—Audit Committee” for information on the Audit Committee’s meetings in 2025.

The Audit Committee

Stephen Rohde, Chair

Beth W. Bruce

Andrew Wright

Other Matters

Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

In order to submit stockholder proposals to be considered for inclusion in the Company’s proxy statement and notice of annual meeting for our 2027 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8, materials must be received by the Corporate Secretary at the Company’s principal office in Tampa, FL, no later than December 29, 2026.

The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Corporate Secretary, Slide Insurance Holdings, Inc., 4221 W. Boy Scout Blvd., Suite 200, Tampa, Florida 33607. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

The Company’s bylaws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the Company’s proxy statement, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before our 2027 Annual Meeting of Stockholders, a notice of the director nomination or the matter the stockholder wishes to present at the meeting complying with the Company’s bylaws must be delivered to the Corporate Secretary at the Company’s principal office at 4221 W. Boy Scout Blvd., Suite 200, Tampa, Florida 33607, not less than 90 or more than 120 days prior to the first anniversary of the date of the Annual Meeting, except that if the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after such anniversary date, such notice must be delivered not earlier than 120 days prior to such anniversary date and no later than the later of 90 days prior to the date of the meeting or the 10th day following our public announcement of the date of the 2027 Annual Meeting of Stockholders. As a result, and assuming that the 2027 Annual Meeting of Stockholders is not more than 30 days before or more than 70 days after the first anniversary of the date of the Annual Meeting, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company’s bylaws (and not pursuant to Exchange Act Rule 14a-8) must be delivered no earlier than February 10, 2027, and no later than March 12, 2027. All director nominations and stockholder proposals must comply with the requirements of the Company’s bylaws, a copy of which may be obtained at no cost from the Corporate Secretary of the Company.

Stockholders providing notice to the Company under the SEC’s Rule 14a-19 who intend to solicit proxies in support of nominees submitted under the advance notice provision of the Company’s bylaws for the 2027 Annual Meeting of Stockholders must comply with the advance notice deadline set forth above, the requirements of the Company’s bylaws and the additional requirements of Rule 14a-19(b).

Other than the items of business described in this proxy statement, the Company does not expect any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card or voting instruction form will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any unforeseen reason, any one or more of the Company’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Our Board or the chair of the Annual Meeting may refuse to allow the transaction of any business or the consideration of any director nomination not made in compliance with the Company’s bylaws.

List of Stockholders Entitled to Vote at the Annual Meeting

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Company’s principal office in Tampa, FL, for a period of ten days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

This proxy solicitation is being made by the Company, and we will pay all expenses relating to this proxy solicitation. In addition to this solicitation, our officers, directors and employees may solicit proxies by telephone, personal call or electronic transmission without extra compensation for that activity. We also expect to reimburse our transfer agent, banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock and obtaining the proxies of those owners.

Communication with Our Board of Directors

Any stockholder or other interested party who desires to contact any member of the Board (or our Board as a group) may do so in writing to the following address:

Chairman of the Board

Slide Insurance Holdings, Inc.

c/o Corporate Secretary

4221 W. Boy Scout, Blvd., Suite 200

Tampa, FL 33607

United States

The Board has directed our Corporate Secretary to forward stockholder communications to our Chairman and any other director to whom the communications are directed. In order to facilitate an efficient and reliable means for directors to receive all legitimate communications directed to them regarding our governance or operations, our Corporate Secretary will use his discretion to refrain from forwarding any correspondence unrelated to the Board’s corporate governance and oversight responsibilities.

Householding

Some brokers, banks or other intermediaries may be participating in the practice of “householding” our proxy materials. Under this procedure, which has been approved by the SEC, stockholders who have the same address and last name will receive only one copy of our Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy statement and annual report, as applicable, unless contrary instructions have been received from the affected stockholders. This procedure will reduce our printing costs and postage fees. We do not household for our stockholders of record.

Once you have received notice from your broker, bank or other intermediary that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our Notice or proxy statement and annual report, as applicable, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank or other intermediary.

We will deliver promptly upon written or oral request a separate copy of our Notice, proxy statement and/or annual report to a stockholder at a shared address to which a single copy was delivered. For copies of any of these documents, stockholders should contact us using the contact information set forth below under “Available Information.”

Available Information

We will deliver without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Notice, this proxy statement and our Annual Report. A request for a copy of any of these documents should be directed to Slide Insurance Holdings, Inc., 4221 W. Boy Scout Blvd., Suite 200, Tampa, FL, Attention: Corporate Secretary, Telephone: (813) 748-2030.

In addition, copies of the charters of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, together with certain other corporate governance materials, including our Code of Business Conduct and Ethics Policy, can be found under the Investor Relations—Corporate Governance section of our website at www.slideinsurance.com and such information is also available in print to any stockholder who requests it through the methods listed above.

Questions and Answers

What is the date, time and place of the Annual Meeting?

Our Annual Meeting will be held on June 10, 2026, at 10 a.m. Eastern Time in person at the law offices of Greenberg Traurig, LLP at One Vanderbilt Avenue, New York, NY 10017.

What am I being asked to vote on and what is the Board recommendation?

At the Annual Meeting you will be asked to vote on the following two proposals. Our Board’s recommendation for each of these proposals is set forth below:

Proposal	Board Recommendation
To elect three Class I directors, Robert Gries, Andrew Wright and Beth W. Bruce, each for a three-year term expiring at the 2029 annual meeting of stockholders	FOR each Director Nominee
To ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the 2026 fiscal year	FOR

You will also be asked to consider and act upon such other business as may properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on April 20, 2026, the record date for the Annual Meeting, are entitled to notice of, and to attend and vote at the Annual Meeting, or any postponements or adjournments of the meeting. At the close of business on the record date, 114,452,154 shares of our common stock were outstanding.

What is the difference between a stockholder of record and a beneficial owner?

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the “stockholder of record,” with respect to those shares.

Beneficial Owner: If your shares are held by a nominee, such as a bank or broker, you are considered the “beneficial owner” of those shares which are considered to be held in “street name.” The Proxy Card has been forwarded to you by your nominee who is considered, with respect to those shares, the “stockholder of record.” As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following their instructions for voting by telephone or on the Internet or, if you specifically request a copy of the printed materials, you may use the voting instruction card included in such materials.

What are the voting rights of our stockholders?

Our stockholders have one vote per share of our common stock held on the record date for each matter properly presented at the Annual Meeting.

What constitutes a quorum?

A quorum will be present at the Annual Meeting if holders of a majority of outstanding shares of our common stock on the record date are represented at the Annual Meeting by attendance or by proxy. If a quorum is not present at the Annual Meeting, we expect to postpone or adjourn the Annual Meeting to solicit additional proxies. Abstentions and broker non‑votes (as described below) will be counted as shares present and entitled to vote for the purpose of determining the presence or absence of a quorum.

What if I am a beneficial owner and do not give the nominee voting instructions?

If you are a beneficial owner and your shares are held in the name of a broker or other nominee, such broker or nominee is bound by the rules of Nasdaq regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not considered a vote cast.

The table below sets forth, for each proposal described in this Proxy Statement, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the applicable proposal:

Proposal	Can Brokers Vote Absent Instructions	Impact of Broker Non-Vote
Election of Directors	No	None
Ratification of Independent Registered Certified Public Accounting Firm	Yes	Not Applicable

If other matters are properly brought before the Annual Meeting and they are not considered routine under the applicable Nasdaq rules, shares held by a bank, broker or other holder of record holding shares for a beneficial owner will not be voted on such non‑routine matters by that holder unless that holder has received voting instructions. As stated above, broker non‑votes are counted as present for the purpose of determining whether a quorum is present.

How are abstentions treated?

Abstentions will not be counted as votes cast in the final tally of votes with regard to any of the proposals. Therefore, abstentions will have no effect on the outcome of these proposals.

How do I vote?

If you are a stockholder of record, you may vote:

•
Via Internet
•
Via phone
•
In person at the meeting
•
By mail if you have received a paper copy of the proxy materials

Detailed instructions for internet and telephone voting are set forth on the Notice, which contains instructions on how to access our proxy statement and Annual Report online. You may also vote in person at the Annual Meeting.

If you are a beneficial stockholder, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the meeting, please bring evidence of your ownership as of the record date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement).

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting. If you vote in advance and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.

What vote is required for the proposals?

Proposal	Vote Required	Abstentions
Election of Directors	Plurality of votes cast	No impact
Ratification of Independent Registered Certified Public Accounting Firm	Majority of votes cast	No impact

How will my proxy holder vote?

The enclosed proxy designates each of Bruce Lucas and Andy Omiridis to hold your proxy and vote your shares. Bruce Lucas and Andy Omiridis will vote all shares of our common stock represented by properly executed proxies received in time for the Annual Meeting in the manner specified by the holders of those shares. Bruce Lucas and Andy Omiridis intend to vote all shares of our common stock represented by proxies that are properly executed by the record holder but that otherwise do not contain voting instructions as follows:

Proposal	Board Recommendation
Election of Directors	FOR each Director Nominee
Ratification of Independent Registered Certified Public Accounting Firm	FOR

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described above, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy to the proxy holders named in the attached proxy card, such persons will vote in accordance with the recommendation of our Board, “FOR” or “AGAINST” such other matters.

Can I change my vote after I have voted?

Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting during the Annual Meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mail, at any time prior to its exercise by (i) filing a duly executed revocation of proxy with our Corporate Secretary, (ii) properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or (iii) attending the Annual Meeting and voting when prompted during the meeting. Attendance at the Annual meeting will not itself constitute revocation of a proxy.

Who can attend the Annual Meeting?

Only stockholders and our invited guests are invited to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the meeting, you should bring a recent brokerage statement showing your ownership of the shares as of the record date, a letter from the broker confirming such ownership, and a form of personal identification.

We currently intend to hold the Annual Meeting in person. However, if it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. Any such change will be announced via a press release, which will be available at our website, www.slideinsurance.com under Investor Relations, and filed as definitive additional soliciting materials with the SEC.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8‑K filed with the SEC within four business days after the Annual Meeting.

Who should I call with other questions?

If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or our annual report, please contact:

Slide Insurance Holdings, Inc.

4221 W. Boy Scout Blvd., Suite 200

Tampa, Florida 33607

Attention: Corporate Secretary

SLIDE INSURANCE HOLDINGS, INC. 4221 W. BOY SCOUT BLVD. SUITE 200, TAMPA FLORIDA 33607 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by June 9, 2026. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94348-P52036 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SLIDE INSURANCE HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Director Nominees for a three-year term expiring at the 2029 Annual Meeting: Nominees: 01) Robert Gries 02) Andrew Wright 03) Beth W. Bruce The Board of Directors recommends you vote FOR proposal 2: 2. Ratification of the appointment of Forvis Mazars, LLP as Slide’s independent registered public accounting firm for the 2026 fiscal year. For Against Abstain Note: To transact such other business that may properly come before the 2026 Annual Meeting of Stockholders and at any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Notice and Annual Report are available at www.proxyvote.com. V94349-P52036 SLIDE INSURANCE HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 10, 2026 10:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Bruce Lucas and Andy Omiridis, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SLIDE INSURANCE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the law offices of Greenberg Traurig, LLP at One Vanderbilt Avenue, New York, NY 10017, on June 10, 2026, at 10:00 a.m. Eastern Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, Bruce Lucas and Andy Omiridis, or either of them, are authorized to vote upon such other matters as may properly come before the meeting. All proxies to vote at said meeting or any adjournment or postponement thereof heretofore given by the undersigned are hereby revoked. Continued and to be signed on reverse side